                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   May 7, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                              American Dairy, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       1st Qingxiang Street, Kedong County, Heilongjiang Province 164800,
                           People's Republic of China
   --------------------------------------------------------------------------
                    (Address of principal executive offices)

                               213-488-5131 (U.S.)
   --------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                            Lazarus Industries, Inc.
            10 West 100 South, Suite 610, Salt Lake City, Utah 84101
   --------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


           Utah                   000-27351                   87-0445575
     ----------------           -------------            --------------------
     (State or other            (Commission              (I.R.S. Employer
      jurisdiction of            File Number)             Identification No.)
      incorporation)

Item 2.  Acquisition or Disposition of Assets

         Effective May 7, 2003 (the "Effective Date"), Lazarus Industries, Inc. completed the acquisition of 100% of the issued and outstanding capital stock of American Dairy Holdings, Inc. ("American Dairy"), a Delaware corporation. As a result, American Dairy became a wholly-owned subsidiary of Lazarus Industries, Inc. In addition, Lazarus Industries, Inc. amended its Articles of Incorporation to change its name to "American Dairy, Inc." and completed a one-for-nineteen (1-for-19) reverse split.

         American Dairy is a Delaware corporation that holds 100% of the issued and outstanding stock of Heilongjiang Feihe Dairy Group Limited ("Feihe Dairy"). The principal activity of Feihe Dairy is the production and distribution of milk powder and soybean milk powder in the People's Republic of China. Feihe Dairy has a 99% owned subsidiary, Heilongjiang Sanhao Dairy ("Sanhao Dairy"), that is engaged in the acquisition and supply of milk for Feihe Dairy.

         The purpose of this amendment is to provide the required audited consolidated financial statements of American Dairy Holdings, Inc.

Item 7.  Financial Statements and Exhibits

         (a) The audited consolidated financial statements of American Dairy Holdings, Inc. as of December 31, 2002


         (b) Exhibits: None



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2003                       American Dairy, Inc.
                                          a Utah corporation

                                          By:      /s/ Leng You-Bin
                                          --------------------------------------
                                          Leng You-Bin
                                          Chief Executive Officer and President

                          AMERICAN DAIRY HOLDINGS, INC.
                                AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

                 AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES



                                TABLE OF CONTENTS




                                                                         PAGE

Independent Auditors' Report                                               1

Consolidated Balance Sheet                                                 2

Consolidated Statement of Operations                                       3

Consolidated Statement of  Changes in Stockholders' Equity                 4

Consolidated Statement of Cash Flows                                    5 to 6

Notes to the Consolidated Financial Statements                          7 to 16

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND MEMBERS OF
AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES


We have audited the accompanying consolidated balance sheet of American Dairy Holdings, Inc., and subsidiaries (the "Company") as of December 31, 2002 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the period from January 15, 2002 (date of incorporation) to December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Dairy Holdings, Inc., and subsidiaries as of December 31, 2002, and the results of their operations and their cash flows for the period from January 15, 2002 (date of incorporation) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.



/s/ WEINBERG & COMPANY, P.A.

WEINBERG & COMPANY, P.A.

Boca Raton, Florida
May 8, 2003

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET AS OF DECEMBER 31, 2002



ASSETS

CURRENT ASSETS

  Cash                                                                $1,125,823
  Accounts receivable, net                                             3,936,509
  Note receivable - secured                                              143,116
  Inventories                                                          1,988,101
  Prepaid expenses                                                     1,136,289
  Other receivables                                                      137,349
  Refundable taxes                                                       102,133
  Amounts due from directors                                              24,009
                                                                      ----------

TOTAL CURRENT ASSETS                                                   8,593,329

NON-CURRENT ASSETS

  Fixed assets                                                           627,983
                                                                      ----------

TOTAL ASSETS                                                          $9,221,312
                                                                      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

  Accounts payable and accrued expenses                               $3,186,246
  Advances from a shareholder                                          2,789,064
  Receipts in advance - deferred revenue                               2,796,570
  Tax payable                                                            105,254
                                                                      ----------

TOTAL CURRENT LIABILITIES                                              8,877,134
                                                                      ----------


STOCKHOLDERS' EQUITY:
  Common stock
  50,000,000 authorized shares of $0.0001 par value;
  10,000 shares issued and outstanding at December 31, 2002                    1
  Retained earnings                                                      344,177
                                                                      ----------

TOTAL STOCKHOLDERS' EQUITY                                               344,178
                                                                      ----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $9,221,312
                                                                      ==========


The accompanying notes form an integral part of these consolidated financial statements.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS
PERIOD FROM JANUARY 15, 2002 (DATE OF INCORPORATION) TO DECEMBER 31, 2002




REVENUES

    Sales revenues                                                 $ 12,172,815
    Cost of goods sold                                                7,915,998
                                                                   -------------

    Gross profit                                                      4,256,817
                                                                   -------------

EXPENSES

    Distribution expenses                                             3,271,864
    Other operating expenses                                            456,577
    Administrative expenses                                             308,221
    Depreciation                                                          2,613
                                                                   -------------

    Total expenses                                                    4,039,275
                                                                   -------------

Income from operations                                                  217,542
                                                                   -------------

OTHER INCOME (EXPENSE)

    Other revenues                                                      135,010
    Interest and finance costs                                           (2,882)
                                                                   -------------

    Total other income                                                  132,128
                                                                   -------------

Income before income taxes                                              349,670
Provision for income taxes                                                5,493
                                                                   -------------

Net income                                                         $    344,177
                                                                   =============



The accompanying notes form an integral part of these consolidated financial statements.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
AS OF DECEMBER 31, 2002



                                                                           TOTAL
                                              COMMON      RETAINED STOCKHOLDERS'
                                               STOCK      EARNINGS        EQUITY
                                            --------      --------      --------

Stock subscriptions received                $      1      $     --      $      1
Net income                                        --       344,177       344,177
                                            --------      --------      --------
                                                                        $344,177
Balance at December 31, 2002                $      1      $344,178
                                            ========      ========      ========


The accompanying notes form an integral part of these consolidated financial statements.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS
PERIOD FROM JANUARY 15, 2002 (DATE OF INCORPORATION) TO DECEMBER 31, 2002




CASH FLOWS FROM OPERATING ACTIVITIES

NET INCOME                                                          $   344,177

ADJUSTMENTS TO RECONCILE NET INCOMETO NET CASH PROVIDED BY
 OPERATING ACTIVITIES

 Depreciation                                                            21,764
 Provision for doubtful accounts                                        124,585
 Gain on disposal of fixed assets                                          (802)

CHANGES IN:

 Accounts receivable, net                                            (1,167,752)
 Inventories                                                           (751,725)
 Prepaid expenses                                                      (648,849)
 Other receivables                                                       16,121
 Refundable taxes                                                      (102,133)
 Amounts due from directors                                             583,073
 Accounts payable and accrued expenses                                  527,284
 Receipts in advance - deferred revenue                               2,617,771
 Tax payable                                                           (113,364)
                                                                    ------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                             1,450,150
                                                                    ------------

CASH FLOWS FROM INVESTING ACTIVITIES

 Sales proceeds on disposal of fixed assets                              10,870
 Purchases of fixed assets                                              (93,568)
 Purchase of business, net of cash acquired                              42,248
 Issuance of note receivable - secured                                 (143,116)
                                                                    ------------

NET CASH USED IN INVESTING ACTIVITIES                                  (183,566)
                                                                    ------------

CASH FLOWS FROM FINANCING ACTIVITIES

 Payments on advances from employees                                   (240,059)
 Proceeds advanced from a shareholder                                   102,093
 Repayment of advances from a shareholder                                (2,795)
                                                                    ------------

NET CASH USED IN FINANCING ACTIVITIES                                  (140,761)
                                                                    ------------

NET INCREASE IN CASH AND CASH AT END OF PERIOD                      $ 1,125,823
                                                                    ============


The accompanying notes form an integral part of these consolidated financial statements.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURE OF CONSOLIDATED STATEMENTS OF CASH FLOWS
PERIOD FROM JANUARY 15, 2002 (DATE OF INCORPORATION) TO DECEMBER 31, 2002





SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                                                   $     5,493
                                                                    ============

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

On February 1, 2002 American Dairy Holdings, Inc., a Delaware corporation ("American Dairy") entered into a Supplemental Sale and Purchase Agreement (the "Supplemental Agreement") with the registered shareholders of Heilongjiang Feihe Dairy Co., Limited ("Feihe Dairy") to acquire a 100% of the registered capital of Feihe Dairy organized under the laws of the People's Republic of China at a consideration of $2,586,311 and Feihe Dairy in turn owns 100% of the registered capital of Heilongjiang Sanhao Dairy Company Limited ("Sanhao Dairy") organized under the laws of the People's Republic of China. As of December 31, 2002 $102,093 of the consideration, which was advanced by a shareholder of American Dairy, has been paid.

As of December 31, 2002, a shareholder of American Dairy has paid expenses on behalf of the company in the amount of $202,754 and American Dairy has recorded an advance from this shareholder of $2,586,311 in relation to its investment in the acquisition of Feihe Dairy. The advance from this shareholder was reduced by $1 in return for the capital in the Company.

Acquisition price                                                   $ 2,586,311
Add: Permanent adjustment for depreciation                                2,795
                                                                    ------------

                                                                      2,589,106
Less: Partial settlement of acquisition price                          (102,093)
                                                                    ------------

Net acquisition price due                                           $ 2,487,013
                                                                    ============

During the period ended December 31, 2002, American Dairy completed the acquisition. In connection with the acquisition, American Dairy assumed liabilities as follows:

Fair value of assets acquired                                       $ 6,403,470
Acquisition price                                                    (2,589,106)
                                                                    ------------

Liabilities assumed                                                 $ 3,814,364
                                                                    ============

During the period ended December 31, 2002, the Company assigned a note payable in the amount of $142,888 to a director of the Company.

During the period ended December 31, 2002 the director settled advances from employees and staff guarantee fund, included in accounts payable, of $251,319 and $63,853, respectively on behalf of Feihe Dairy.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


1.   NATURE OF ORGANIZATION

     American Dairy Holdings, Inc. ("American Dairy") was incorporated on January 15, 2002 in Delaware, with 50,000,000 authorized shares of common stock at a par value of $0.0001 per share and 10,000 of which authorized shares are currently issued and outstanding. American Dairy owns 100% of the registered capital of Heilongjiang Feihe Dairy Co., Limited ("Feihe Dairy") and Feihe Dairy in turn owns 100% of the registered shares of Heilongjiang Sanhao Dairy Co., Limited ("Sanhao Dairy"). American Dairy, Feihe Dairy and Sanhao Dairy are collectively referred to as "the Company".

     Currently, the principal core activity of American Dairy is investment holdings, while the principal core activities of Feihe Dairy and Sanhao Dairy are manufacturing and distribution of dairy products under the Feihe trademarks. The subsidiaries' principal country of operations is in the People's Republic of China ("PRC").

2.   BASIS OF PREPARATION OF FINANCIAL STATEMENTS

     The Company's consolidated financial statements include the accounts of American Dairy Holdings, Inc., and its wholly owned subsidiary, Heilongjiang Feihe Dairy Co., Limited, which in turn holds 100% of the registered capital of Heilongjiang Sanhao Dairy Co., Limited. The consolidated financial statements, prepared under the historical cost convention, are prepared in accordance with accounting principles generally accepted in the United States of America.


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a)   CONSOLIDATION

          The consolidated balance sheet includes the accounts of American Dairy Holdings, Inc. and its subsidiaries as of December 31, 2002. The consolidated statements of operations, cash flows and stockholders' equity include the operating results of American Dairy since its incorporation and the operating results of the acquired entities, Feihe Dairy and Sanhao Dairy from the effective date of acquisition.

          All significant inter-company transactions and balances within the Company have been eliminated on consolidation.

     b)   CASH

          Cash represents cash on hand and deposits held in financial institutions. For the purposes of the cash flow statements, cash comprises of cash on hand and deposits held on call with the banks.

     c)   ACCOUNTS RECEIVABLE

          Provision is made against accounts receivable to the extent which they are considered to be doubtful. Accounts receivable in the balance sheet is stated net of such provision. As of December 31, 2002, provision for doubtful debts amounted to $325,339.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


     d)   INVENTORIES

          Inventories comprise raw materials, consumables and goods held for resale and are stated at the lower of cost or market value. Cost is calculated using the last in first out method and includes any overhead costs incurred in bringing the inventories to their present location and condition.

          Market value represents the estimated selling price in the ordinary course of business less the estimated costs necessary to complete the sale.

     e)   FIXED ASSETS

          Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use. Expenditure incurred after assets have been put into operation, such as repairs and maintenance and overhaul costs, are normally charged to the statement of operations in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset, the expenditure is capitalized as an additional cost of the asset.

          When assets are sold or retired, their cost and accumulated depreciation are eliminated from the financial statements and any gain or loss resulting from their disposal is included in the statement of operations.

          Where the recoverable amount of an asset has declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. Expected future cash flows have been discounted in determining the recoverable amount. There were no fixed assets impairments in 2002.

          Depreciation is provided to write off the cost of assets, less the salvage value of 10% on costs, over their estimated useful lives on a straight-line basis at the following estimated useful lives:

           Buildings                         30 years
           Plant and machineries             18 years
           Motor vehicles                     8 years
           Computer equipment                 5 years

     f)   RECEIPTS IN ADVANCE

          Revenue from the sale of goods or services is recognized on time apportionment basis when goods are delivered or services are rendered. Receipts in advance for goods to be delivered or services to be rendered in the subsequent year are carried forward as deferred revenue.

     g)   REVENUE RECOGNITION

          Revenue from the sale of goods is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


          Interest income is recognized when earned, taking into account the principal amounts outstanding and the interest rates applicable.

          Sundry income includes compensations received from the State Bureau as incentive to relocate from the previous factory premises, profit from the sales of raw materials to third parties and write-offs of long outstanding trade payables.

     h)   FOREIGN CURRENCIES

          The financial position and results of operations of the Company are determined using the local currency ("Renminbi" or "Yuan") as the functional currency. Foreign currency transactions during the period are converted at the average rate of exchange during the reporting period. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the market rates of exchange ruling at those dates. All exchange differences are dealt with in the statement of operation. The Company's principal country of operations is in the People's Republic of China.

          The registered equity capital and fixed assets denominated in the functional currency are translated at the historical rate of exchange at the time of capital contribution and purchases of fixed assets and exchange differences arising from translating equity capital, reserves and fixed assets at exchange rate ruling at the balance sheet date are dealt with as an exchange fluctuation reserve in members' equity.

          As the functional currency of the subsidiaries in the People's Republic of China is pegged to the US Dollar, there is no gain or loss to recognize relating to any foreign currency transactions or translations.

     i)   TAXATION

          Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), Accounting for income taxes.

          Taxation on overseas profits has been calculated on the estimated assessable profits for the period at the rates of taxation prevailing in the country in which the Company operates.

          Provision for the PRC income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

          ENTERPRISE INCOME TAX

          Under the Provisional Regulations of the PRC Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.

          Enterprise income tax ("EIT") is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes. Under the Business Promotion Policy Concerning Income Tax on Foreign Enterprises promulgated by the QiQiHaEr City Municipal Government, foreign owned enterprises registered in QiQiHaEr City are entitled to a tax holiday of seven years for full EIT exemption as though the EIT has been paid during the tax holiday periods. The preferential tax treatment will commence when the Company commences to generate assessable income after all accumulated tax losses have been deducted from the assessable income.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


          VALUE ADDED TAX

          The Provisional Regulations of the PRC Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

          Value added tax payable in the PRC is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

     j)   DEFERRED TAXES

          Deferred taxes are accounted for at the current tax rate in respect of timing differences between profit as computed for taxation purposes and profit as stated in the accounts to the extent that a liability or asset is expected to be payable or receivable in the foreseeable future.

     k)   ADVERTISING COSTS

          Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. Advertising expenses of the Company were $185,207 in 2002.

     l)   RETIREMENT BENEFIT COST

          According to the People's Republic of China regulations on pension, the Company contributes to a defined contribution retirement plan organized by municipal government in the province in which the Company was registered and all qualified employees are eligible to participate in the plan. Contributions to the plan are calculated at 20% of the employees' salaries above a fixed threshold amount and the employees contribute 4% while the Company contributes the balance contribution of 16%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this plan.

          For the period ended December 31, 2002, the Company's pension cost charged to the statements of operations under the plan amounted to $846.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


          The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this plan. During the period ended December 31, 2002, the Company's pension contributions of $12,130 have been paid to the State Pension Fund.

     m)   FAIR VALUE OF FINANCIAL INSTRUMENTS

          The carrying amounts of certain financial instruments, including cash, accounts receivable, note receivable, other receivables, accounts payable, accrued expenses, advances from staff, notes payable and other payables approximate their fair values as of December 31, 2002 because of the relatively short-term maturity of these instruments.

     n)   USE OF ESTIMATES

          The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   CONCENTRATIONS OF BUSINESS AND CREDIT RISK

     At times throughout the period, the Company may maintain certain bank accounts in excess of FDIC insured limits.

     The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information.

5.   NOTE RECEIVABLE - SECURED

     As of December 31, 2002 a secured short-term note receivable of $143,116 was extended to a trade debtor.

     The note receivable, secured against two properties owned by the trade debtor, is interest free, and is repayable by June 30, 2003.

6.   INVENTORIES

     Inventories consist of the following:

     Raw materials                                                  $   739,941
     Consumables, tooling and packaging                                 265,547
     Finished goods                                                     982,613
                                                                    ------------
                                                                    $ 1,988,101
                                                                    ============

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


7.   FIXED ASSETS

                                                 Plant and        Motor     Computer
                                    Buildings  machineries     vehicles    equipment       Total
                                   ----------   ----------   ----------   ----------  ----------
     Cost
     ----

     Acquisition of subsidiaries   $ 327,680    $ 238,684    $  11,884    $      --   $ 578,248
     Additions                         3,608       63,355       27,907        7,002     101,872
     Disposals                            --           --      (11,884)          --     (11,884)
                                   ----------   ----------   ----------   ----------  ----------

     At December 31, 2002          $ 331,288    $ 302,039    $  27,907    $   7,002   $ 668,236
                                   ----------   ----------   ----------   ----------  ----------

     Accumulated depreciation
     ------------------------

     Acquisition of subsidiaries   $   9,482    $  10,285    $     538    $      --   $  20,305
     Charge for the period             8,062       11,722        1,415          565      21,764
     Written back on disposals            --           --       (1,816)          --      (1,816)
                                   ----------   ----------   ----------   ----------  ----------

     At December 31, 2002          $  17,544    $  22,007    $     137    $     565   $  40,253
                                   ----------   ----------   ----------   ----------  ----------

     Net book value

     At December 31, 2002          $ 313,744    $ 280,032    $  27,770    $   6,437   $ 627,983
                                   ==========   ==========   ==========   ==========  ==========

8.   ACCOUNTS PAYABLE AND ACCRUED EXPENSES

     Accounts payable and accrued expenses consist of the following:


     Accounts payable                                               $ 2,719,645
     Other payables                                                     289,825
     Accrued expenses                                                   176,776
                                                                    ------------
                                                                    $ 3,186,246
                                                                    ============

9.   RECEIPTS IN ADVANCE

     Receipts in advance represent advances from new customers and for which goods have not been delivered as at the balance sheet date. Receipts in advance for goods to be delivered or services to be rendered in the subsequent year are carried forward as deferred revenue.

10.  TAX PAYABLE

     Tax payable consists of the following:

     Value added tax                                                $    25,302
     City construction tax and education surcharge                       79,177
     Land use rights tax and property tax                                   775
                                                                    ------------
                                                                    $   105,254
                                                                    ============

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


11.  REVENUES AND TURNOVER

     Sales revenues represent the value of net invoiced value of goods sold during the period. The amounts of each significant category of revenue recognized during the period ended December 31, 2002 were as follows:

     Sales revenues

     Sales of goods                                                $ 12,172,815
                                                                   =============

     Other revenues

       Sundry income
         Accounts payable written back                             $     65,329
         Penalty received from suppliers and employees                    6,265
         Bad debts recovered                                             56,906
         Profit on disposals of fixed assets                                802
         Others                                                           4,411
         Profit on sales of raw materials                                   217
                                                                   -------------
                                                                        133,930
       Bank interest income                                               1,080
                                                                   -------------
     Total other revenues                                          $    135,010
                                                                   =============

12.  INTEREST AND FINANCE COSTS

     Bank handling expenses                                        $      2,001
     Exchange loss                                                          881
                                                                   -------------
                                                                   $      2,882
                                                                   =============

13.  INCOME TAX

     Enterprise income tax ("EIT") in the People's Republic of China is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes. No income tax has been provided as Feihe Dairy is entitled to a tax holiday of seven years for full EIT exemption as though the EIT has been paid during the tax holiday periods.


     Under provisions of EIT in previous year - subsidiary         $      5,493
                                                                   =============

     No provision for deferred tax has been made, as it is not considered that a material asset or liability will be realized in the foreseeable future. Deferred tax liability arising from timing difference and deferred tax benefits arising from losses from operations and which deferred tax liabilities or benefits are not provided for in the financial statements amounted to $10,207.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


14.  COMMITMENTS

     a)   Capital commitments for plant and machineries

          Authorized and contracted for                            $     24,514
                                                                   =============

     b)   Commitments under advertisement contracts

          At December 31, 2002 the Company had commitments to make payments in respect of advertisement contracts for the period ending:

          December 31, 2003                                        $    152,608
                                                                   =============

     c)   Operating leases commitments

          As of December 31, 2002 the Company had commitments to make payments under operating leases for the periods ending:

          December 31, 2003                                        $      5,967
          December 31, 2004                                               5,967
          December 31, 2005                                               4,334
          December 31, 2006                                               5,178
          December 31, 2007                                               5,178
          Thereafter                                                    222,666
                                                                   -------------
                                                                   $    249,290
                                                                   =============

          Rental expense under the non-cancelable operating leases for the period ended December 31, 2002 was $4,652.

15.  BUSINESS COMBINATIONS

     The Board of Directors of Feihe Dairy approved the sale of Feihe Dairy on December 24, 2001 and, following the approval, a Sale and Purchase Agreement (the "Agreement") dated February 1, 2002 between American Dairy Holdings, Inc., ("American Dairy") and the registered shareholders of Feihe Dairy, American Dairy agreed to acquire the entire registered capital of Feihe Dairy at a consideration of $700,000 (Rmb.5,796,000) for the purpose of completing the registration of Feihe Dairy as a wholly owned foreign enterprise. In accordance with the terms and conditions of the Agreement, the balance consideration is payable within six months of the execution of the Sale and Purchase Agreement and is payable by four equal installments of $175,000 (Rmb. 1,449,000) after an initial payment of $102,093 (Rmb. 845,330) was paid on May 30, 2002.

     In accordance with the terms and conditions of the Supplemental Sale and Purchase Agreement (the "Supplemental Agreement") between the registered shareholders of Feihe Dairy and American Dairy also dated February 1, 2002, American Dairy agreed to acquire the entire registered capital of Feihe Dairy based on the audited net assets value of Feihe Dairy as of April 30, 2002 of $2,586,311 of which, $102,093 was paid as of December 31, 2002. Out of the proceeds of the additional cash advances by a shareholder of American Dairy, American Dairy also paid $290,000 on March 20, 2003 and $307,907 on April 1, 2003. The remaining debt due by American Dairy to the registered shareholders of Feihe Dairy would be settled by the issuance of additional shares of the common stock of a listed company, Lazarus Industries, Inc. to be renamed "American Dairy, Inc.," after the completion of the reverse merger with Lazarus Industries, Inc.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


     For the year ended December 31, 2002, the consolidated entity of Feihe Dairy and Sanhao Dairy generated revenues of $17,020,328 and net income of $1,484,199.

16.  SUBSEQUENT EVENTS

     i. Pursuant to a Sale and Purchase Agreement dated January 3, 2003, between a wholly owned subsidiary, Heilongjiang Feihe Dairy Co., Limited ("Feihe Dairy") and Bai Quan County Economic Planning Council ("the Council"), Feihe Dairy agreed to acquire all the fixed assets including the factory site, production facilities, land use rights and buildings from Bai Quan County Dairy Factory at a consideration of $700,482 (Rmb.5,800,000), which is payable in two installments of $603,864 (Rmb.5.0 million) on or before March 31, 2003 and the second installment of $96,618 (Rmb.800,000) is due on or before March 31, 2004.

          As of March 28, 2003 Feihe Dairy has paid $338,164 (Rmb.2.8 million) of the consideration to the Council.

          Pursuant to a supplemental agreement with the Council on March 31, 2003, Feihe Dairy agreed to repay the balance consideration of $362,318 (Rmb.3.0 million) as follows:

          On or before January 3, 2004                             $     72,464
          On or before January 3, 2005                                   96,618
          On or before January 3, 2006                                   96,618
          On or before January 3, 2007                                   96,618
                                                                   -------------
                                                                   $    362,318
                                                                   =============

     ii. On January 15, 2003 the American Dairy Holdings, Inc. ("American Dairy"), and its shareholders entered into a Stock Exchange Agreement with Lazarus Industries, Inc. ("Lazarus Industries"). If consummated, the shareholders of American Dairy have agreed to sell to Lazarus Industries, and Lazarus Industries has agreed to purchase all of the outstanding shares of American Dairy, in exchange for shares representing ninety six percent (96%) of the total outstanding common shares of Lazarus Industries, including presently outstanding warrants and stock options of Lazarus Industries. This exchange would take place following a one-for-nineteen (1-for-19) reverse stock split of the presently issued and outstanding common stock of Lazarus Industries, including its outstanding warrants and stock options. If the transaction is consummated, Lazarus Industries will change its name and the majority of the current officers and directors of Lazarus Industries will resign and be replaced by officers and directors of American Dairy. As a result of the stock exchange, American Dairy will become a wholly owned subsidiary of Lazarus Industries.

          Effective from May 7, 2003, Lazarus Industries acquired 100% of the issued and outstanding capital stock of American Dairy and as a result, American Dairy has become a wholly owned subsidiary of Lazarus Industries. In addition, Lazarus Industries amended its Certificate of Incorporation to change its name to American Dairy, Inc., and completed a one-for-nineteen (1-for-19) reverse split.

AMERICAN DAIRY HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


          Lazarus Industries purchased all of the outstanding capital stock of American Dairy from its stockholders in exchange for 9,650,000 restrictive shares (post split) of the Common Stock of Lazarus Industries, based on the book value of American Dairy stock and upon the expected future prospect of the business of American Dairy.




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